FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS

NOTE 13—FAIR VALUE MEASUREMENTS

The following table presents the financial instruments outstanding as of December 31, 2016 and 2015 that are measured at fair value on recurring basis and financial instruments that are not measured at fair value on a recurring basis.

	December 31, 2016
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In thousands)
Recurring
Forward contracts	$(6,734)	(6,734)	$-	$(6,734)	$-
Non-recurring
Debt	(752,520)	(777,072)	-	(728,072)	(49,000)

	December 31, 2015
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In thousands)
Recurring
Forward contracts	$(28,784)	$(28,784)	$-	$(28,784)	$-
Non-recurring
Debt	(843,883)	(777,634)	-	(707,492)	(70,142)

The carrying value of all non-derivative financial instruments included in current assets (including cash, cash equivalents and restricted cash, accounts receivable) and current liabilities, including accounts payable but excluding short-term debt approximates the applicable fair value due to the short maturity of those instruments.

See Note 1, Basis of Presentation and Significant Accounting Policies—Impairment Review, for a description of significant Level 3 inputs used in development of fair value of nonfinancial assets.

We used the following methods and assumptions in estimating our fair value disclosures for our other financial instruments:

Short-term and long-term debt. The fair value of debt instruments valued using a market approach based on quoted prices for similar instruments traded in active markets is classified as Level 2 within the fair value hierarchy.

Quoted prices are not available for Amortizing Notes and NO 105 debt. The income approach was used to value these instruments based on the present value of future cash flows discounted at estimated borrowing rates for similar debt instruments or on estimated prices based on current yields for debt issues of similar quality and terms. These instruments are classified as Level 3 within the fair value hierarchy.

Forward contracts. The fair value of forward contracts is classified as Level 2 within the fair value hierarchy and is valued using observable market parameters for similar instruments traded in active markets. Where quoted prices are not available, the income approach is used to value forward contracts, which discounts future cash flows based on current market expectations and credit risk.

Fair Value Disclosure of Non-financial Instruments

During the fourth quarter of 2016, we impaired the Intermac 600, a launch cargo barge, given the lack of opportunities for that vessel. In connection with that decision, we wrote off the deferred drydock costs associated with the vessel and recognized a non-cash impairment charge of $11 million.

During the third quarter of 2016, our management reevaluated our operational plans for certain underutilized marine assets. As a result of that exercise, we identified certain marine assets that would not be used in a manner consistent with management’s original intent. Based on this determination, we tested the carrying value of those assets for recoverability by comparing the undiscounted future cash flows to the assets’ respective carrying values. As the carrying value of those assets exceeded the undiscounted future cash flows, an impairment was recorded.  The impairment was calculated as the difference between the $22 million carrying value of the assets and the $10 million estimated fair value of the assets, resulting in a $12 million non-cash impairment charge.  We utilized both a market approach and income approach to estimate the fair value of the assets.  Inputs included market sales data for comparable assets, forecasted cash flows and discount rates believed to be consistent with those used by principal market participants.  The fair value measurement is based on inputs that are not observable in the market and thus represent level 3 inputs.

During the first quarter of 2016, we impaired our Agile vessel upon termination of its then current charter in May 2016, given the lack of opportunities for that vessel. In connection with that decision, we recognized a non-cash impairment charge of $32 million during the first quarter of 2016, which equaled the vessel’s carrying value, in accordance with ASC 360-10, Property, Plant and Equipment.

In accordance with ASC 360-10, Property, Plant and Equipment, one of our vessels, the DB101, was written down to a fair value of $14 million, resulting in a non-cash impairment charge of $4 million in the first quarter of 2015, which related to our plan to decommission this vessel in the second quarter of 2015. In the second quarter of 2015, we disposed of the vessel and recognized an additional loss of $3 million. Impairment loss on this asset has been included in restructuring expenses.

In the second quarter of 2015, we abandoned a marine pipelay welding system project and recognized a $7 million non-cash impairment charge, which equaled the carrying value of that asset.

In June 2014, we cancelled a pipelay system originally intended for the CSV 108, which resulted in approximately $11 million improvement to the cancellation cost estimate included in $38 million of vessel-impairment charges recognized in 2013.

During 2014, we determined that certain of our intangible assets were fully impaired and, in 2014, we recorded an associated impairment charge of approximately $2 million.